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                                                                    Exhibit 99.4


                          AGREEMENT OF JOINT FILING

        Open Wheel Racing Series LLC, 21st Century Racing Holdings LLC, Kevin Kalkhoven, Big Bang Racing LLC, Paul Gentilozzi, Willis Capital, L.L.C. and Gerald R. Forsythe hereby agree that the Schedule 13D to which this Agreement is attached as an exhibit may be filed on behalf of each such person.

Dated: August 15, 2003

                                        OPEN WHEEL RACING SERIES LLC

                                        By:     /s/ Kevin Kalkhoven
                                                -------------------------
                                                Kevin Kalkhoven, a Manager


                                        21ST CENTURY RACING HOLDINGS LLC

                                        By:     /s/ Kevin Kalkhoven
                                                -------------------------------
                                                Kevin Kalkhoven, Managing Member

                                        /s/ Kevin Kalkhoven
                                        ---------------------------------------
                                        Kevin Kalkhoven


                                        BIG BANG RACING LLC

                                        By:     /s/ Paul Gentilozzi
                                                -------------------------------
                                                Paul Gentilozzi, Manager

                                        /s/ Paul Gentilozzi
                                        ---------------------------------------
                                        Paul Gentilozzi


                                        WILLIS CAPITAL, L.L.C.

                                        By:     /s/ Gerald R. Forsythe
                                                ------------------------------
                                                Gerald R. Forsythe, Manager

                                        /s/ Gerald R. Forsythe
                                        --------------------------------------
                                        Gerald R. Forsythe